SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  May 17, 2007

BOND SECURITIZATION, L.L.C. (as depositor under the Pooling and Servicing Agreement, relating to the C-BASS 2007-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1)

C-BASS 2007-CB1 TRUST
(Exact name of Issuing Entity as specified in its charter)

BOND SECURITIZATION, L.L.C.
(Exact name of Depositor as specified in its charter)
CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC (Exact name of Sponsor as specified in its charter)
BOND SECURITIZATION, L.L.C.
(Exact name of Registrant as specified in its charter)
Delaware	333-136741-03	36-4449120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Bank One Plaza Chicago, Illinois 60670
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (312) 732-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated February 22, 2007, in connection with the issuance of C-BASS 2007-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB1, in order to correct certain errors contained in Exhibits 4.1, 99.1 and 99.2 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Bond Securitization, L.L.C., as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 1, 2007, by and between the Depositor, as purchaser, and the Seller.

99.2

The Interest Rate Swap Agreement, including the ISDA Master Agreement, Schedule and Credit Support Annex, each dated as of February 7, 2007, and the confirmation, dated as of February 2, 2007, by and between JPMorgan Chase Bank, National Association, as swap counterparty, and U.S. Bank National Association, as supplemental interest trust trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOND SECURITIZATION, L.L.C.

By: /s/ Thomas Roh

    Name: Thomas Roh

    Title:  Vice President

Dated:  May 17, 2007

Exhibit Index

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Bond Securitization, L.L.C., as depositor (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC, as seller (the “Seller”), Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of January 1, 2007, by and between the Depositor, as purchaser, and the Seller.

99.2

The Interest Rate Swap Agreement, including the ISDA Master Agreement, Schedule and Credit Support Annex, each dated as of February 7, 2007, and the confirmation, dated as of February 2, 2007, by and between JPMorgan Chase Bank, National Association, as swap counterparty, and U.S. Bank National Association, as supplemental interest trust trustee.